SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a)
              of the Securities Exchange Act of 1934


[X]  Filed by the Registrant

[ ]  Filed by a party other than the Registrant


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

        Renaissance Capital Growth & Income Fund III, Inc.
        --------------------------------------------------
         (Name of Registrant as Specified in its Charter)

------------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11


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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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
              Renaissance Capital Growth & Income Fund III, Inc.
               8080 North Central Expressway, Suite 210, LB-59
                           Dallas, Texas 75206-1857

                NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held May 19, 2000


To the Shareholders of
Renaissance Capital Growth & Income Fund III, Inc.:

  NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders (the "Annual Meeting") of Renaissance Capital Growth & Income Fund III, Inc. (the "Fund"), a Texas corporation regulated as a business development company under the Investment Company Act of 1940, will be held at the Renaissance Dallas Hotel, Dallas, Texas, on May 19, 2000, at 8:00 a.m., local time, for the following purposes:

    1. To elect two Class Three directors of the Fund, to hold office for a term of three years or until their successors are elected and qualified;

    2. To ratify the appointment by the Fund's Board of Directors of Ernst & Young LLP as the auditor for the Fund for the fiscal year ending December 31, 2000; and

    3. To transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).


    A copy of the Fund's 1999 Annual Report to shareholders is enclosed for your review. Shareholders will have the opportunity to meet the principal officers of selected Portfolio Companies and to hear their business reviews.

    The close of business on March 28, 2000, has been fixed as the record date for determining shareholders entitled to notice of, and to vote at the Annual Meeting or any adjournment. The enclosed proxy card is being solicited on behalf of the Board of Directors.


    You are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend the Annual Meeting in person, please mark, sign, date and return the accompanying proxy card promptly in the enclosed, self-addressed, stamped envelope so that your shares can be voted at the Annual Meeting. Your proxy will be returned to you at the Annual Meeting if you so request or otherwise in the manner provided for revocation of proxies described on the initial pages of the enclosed proxy statement. Prompt response by our shareholders will reduce the time and expense of solicitation.

                            By Order of the Board of Directors

                                 /S/
                            ----------------------------------
                            Barbe Butschek, Secretary

Dallas, Texas
April 10, 2000

              Renaissance Capital Growth & Income Fund III, Inc.

                               PROXY STATEMENT
                                     For
                     2000 ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held May 19, 2000


                           SOLICITATION OF PROXIES

    This Proxy Statement is being furnished to the shareholders of Renaissance Capital Growth & Income Fund III, Inc.(the "Fund"), a Texas corporation regulated as a Business Development Company under the Investment Company Act of 1940 (the "1940 Act"). The Fund's Board of Directors is soliciting proxies to be voted at the 2000 Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 19, 2000, at the time and place and for the purposes set forth in the accompanying Notice of 2000 Annual Meeting of Shareholders and at any adjournment(s). This Proxy Statement is first being sent to shareholders on or about April 10, 2000.

    The accompanying proxy card is designed to permit each Fund shareholder to vote for or against or to abstain from voting on the proposals described in this Proxy Statement, and to authorize the persons serving as proxies to vote in their discretion with respect to any other proposal properly presented at the Annual Meeting. When a shareholder's executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no specifications are made, then the proxy will be voted by the persons serving as proxies at the Annual Meeting FOR (i) the election of the two Class Three directors, and (ii) the ratification of the appointment of Ernst & Young LLP as the auditor for the Fund for the current fiscal year.

    The Board of Directors encourages the shareholders to attend the Annual Meeting personally. Executing and returning the accompanying proxy card will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder given a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation to Ms. Barbe Butschek, Secretary, Renaissance Capital Growth & Income Fund III, Inc., 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857, by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting in person. No revocation notice or later-dated proxy, however, will be effective until received by the Fund at or prior to the Annual Meeting. Revocation will not affect a vote on any matters taken prior to the receipt of the revocation. Mere attendance at the Annual Meeting will not by itself revoke the proxy.

    In addition to soliciting proxies by mail, officers and directors of the Fund, and officers, directors and regular employees of Renaissance Capital Group, Inc. ("Renaissance Group"), the investment advisor to the Fund, may solicit the return of proxies by personal interview, mail, telephone and facsimile. These persons will not receive additional compensation for their services, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries will be requested to forward solicitation material to the beneficial owners of shares. The Fund will pay all costs of solicitation.

    The Fund's 1999 Annual Report to shareholders is enclosed for the review of all shareholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

    The Fund's principal offices are located at 8080 N. Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857, and its telephone number is (214) 891-8294.

                           PURPOSES OF THE MEETING

    At the Annual Meeting, Fund shareholders will have the opportunity to meet principal officers of selected Portfolio Companies and to hear their business reviews. In addition, the shareholders will consider and vote upon the following matters:

      1. The election of two Class Three directors of the Fund, to hold office for a term of three years or until their successors are elected and qualified;

      2. Ratification of the Board of Director's appointment of Ernst & Young LLP as the auditor for the Fund for the fiscal year ending December 31, 2000; and

      3. Such other and further business as may properly be presented at the Annual Meeting or any adjournment(s).

                       RECORD DATE AND SHARE OWNERSHIP

    The close of business on March 28, 2000, has been fixed as the record date (the "Record Date") for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment. At the close of business on the Record Date, the Fund had outstanding 4,142,942 shares of Common Stock and approximately 1,087 record holders.

                                    VOTING

    Each share of Common Stock is entitled to one vote. The Common Stock is the only class of securities of the Fund entitled to vote at the Annual Meeting. A Shareholder is entitled to vote all shares of Common Stock held of record at the close of business on the Record Date, in person or by proxy, at the Annual Meeting. There are no cumulative voting rights. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

    A quorum for the Annual Meeting will consist of the presence, in person or by proxy, of the holders of a majority of the shares outstanding and entitled to vote as of the Record Date. Shares that are voted "FOR," "AGAINST," OR "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

    While there is no definitive statutory or case law authority in Texas as to the proper treatment of abstentions, the Fund believes that abstentions should be counted for purposes of determining both (1) the presence or absence of the quorum for the transaction of business and (2) the total number of Votes Cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Fund intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal.

    Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a proposal.

    If a quorum is not represented at the Annual Meeting or, although a quorum is represented, an insufficient number of votes in favor of any of the proposals set forth in the Notice of Meeting are not received by the date of the Annual Meeting, the persons named as proxies may prepare and vote for one or more adjournment(s) of the Annual Meeting with no other notice than announcement at the Annual Meeting. Further solicitations of proxies with respect to these proposals may be made. Shares represented by proxies indicating a vote against any such proposals will be voted against such adjournments.

                                 PROPOSAL ONE
                            ELECTION OF DIRECTORS

    Russell Cleveland and Ernest C. Hill have been nominated as Class Three Directors to serve for terms of three years or until their respective successors are elected and qualified.

    Pursuant to the Fund's Articles of Incorporation and Bylaws, the Board of Directors consists of five directors and is divided into three classes. Each
class serves for a three-year term.   The term of office of the Class Three
directors expires at the Annual Meeting to be held this year, and the term of office of the Class Two directors expires at the Annual Meeting of shareholders to be held in 2002, the term of office of the Class One Director expires at the Annual Meeting of shareholders to be held in 2001.

    Because the Board is divided into classes, only those Directors in a single class may be changed in any one year. Consequently, changing a majority of the Board of Directors would require two years (although under Texas law, procedures are available to remove Directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate shareholder proposals in the annual proxy statement). Having a classified Board of Directors, which may be regarded as an "anti-takeover" provision, may make it more difficult for shareholders to change the majority of Directors and thus have the effect of maintaining the continuity of management.

    Class Three  Director Nominees
    ------------------------------

    Russell Cleveland, age 61, is the President, Chief Executive Officer, the sole Director and the majority shareholder of Renaissance Group. He has served as President, Chief Executive Officer and a Class Three director of the Fund since 1994. He is a Chartered Financial Analyst with over 35 years experience
as a specialist in investments in smaller capitalization companies.   A graduate
of the Wharton School of Business, Russell Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland also serves on the Boards of Directors of Renaissance US Growth and Income Trust PLC, Bentley Pharmaceuticals, Inc., Danzer Corporation, Tutogen Medical, Inc. and Technology Research, Inc.

    Ernest C. Hill, age 60, has a broad background in convertible securities analysis with major NYSE brokerage firms and institutional investors. He specializes in computer-aided investment analysis and administrative procedures. Mr. Hill was awarded a Ford Fellowship to the Stanford School of Business, where he received an MBA, with honors, in Investment and Finance. Mr. Hill's prior experience includes service as Assistant Professor of Finance, Southern Methodist University and Associate Director of the Southwestern Graduate School of Banking. He has served as a Class Three director since 1994.

    The nominees receiving the vote of a plurality of the shares present in person or by proxy and entitled to vote at the Annual Meeting will be elected as Directors.

Continuing Directors

    Class One Director - Term Expires at 2001 Annual Meeting
    --------------------------------------------------------

    Peter Collins, age 54, has been a financial and management consultant to closely-held businesses for the last ten years in the USA, the UK, and Europe, in areas of finance, start-ups, joint ventures and mergers and acquisitions. He has advised companies in every segment of industry (including manufacturing, distribution, service, agriculture, construction and multi-media) and in all stages of development (from start-up to bankruptcy). Mr. Collins was educated in England, where he received a B.Sc. in Civil Engineering from Liverpool University and an M.Sc. in Business Administration from The City University, London. He has served as a Class One director since 1994.

    Class Two Directors - Term Expires at 2002 Annual Meeting
    ---------------------------------------------------------

    C.A. Rundell, Jr., age 68, is Chairman of NCI Building Systems, Inc., Chairman of Integrated Security Systems, Inc., Director and a member of the Executive Committee of Tyler Corporation, Director of Renaissance US Growth and Income Trust PLC, Director of Tandy Brands Accessories, Inc., Director of Dain Rauscher Corporation and the principal of Rundell Enterprises, a financial consultant and private investor. He has served as a Class Two director since May 1999.

    Edward O. Boshell, Jr., age 64, is the retired Chairman of the Board and CEO of Columbia General Corporation and is a private investor. He has served as a Class Two director since November 1998.

Information Concerning Officers and Directors

    Certain information concerning the Fund's Directors, Officers and all Directors and Officers of the Fund as a group is set forth below:

                                                       Number of
                                                        Shares
                                                     Beneficially
                                                    Owned Directly
Name and Fund                            Term as   or Indirectly as   Percent
Positions and               Director    Director          of             of
   Offices            Age     Since      Expires    the Record Date    Class
------------------------------------------------------------------------------
*Russell Cleveland,    61     1994         2000         182,744 (1)     4.41%
 President, Chief                      (Class Three)
 Executive Officer
 and Director

Ernest C. Hill,        60     1994         2000               0           -
 Director                              (Class Three)

Peter Collins,         54     1994         2001           1,100         0.03%
 Director                               (Class One)

Edward O. Boshell,     64     1998         2002          28,553         0.69%
 Jr., Director                          (Class Two)

C.A. Rundell, Jr.,     68     1999         2002               0           -
 Director                               (Class Two)

Robert Pearson,        64       -            -           10,635         0.26%
 Vice President

Barbe Butschek,        45       -            -            1,045         0.03%
 Secretary and
 Treasurer

All directors and       -       -            -          224,077         5.42%
 officers of the
 Fund as a group
 (8 persons)
________________________

*   "Interested person" as defined by 1940 Act.

(1) Includes 17,903 shares owned by the Cleveland Family Limited Partnership and 164,841 shares owned by Renaissance Investment Limited Partnership.

    Mr. Rundell and Mr. Hill serve as directors or independent general partners of one or more other investment funds sponsored by Renaissance Group. Mr. Cleveland is the President, Chief Executive Officer, the sole Director and the majority shareholder of Renaissance Group, which serves as the managing general partner or manager of two other publicly-traded investment funds sponsored by it.

Committees and Meetings

    The Board of Directors held 7 meetings in 1999, and each director attended at least 75% of these meetings. The Audit Committee consists of Ernest C. Hill and Edward O. Boshell, Jr. and held 1 meeting in 1999.

Director Compensation

    Directors who are not employees of either the Fund or Renaissance Group have received a monthly fee of $1,000, plus $500 and out of pocket expenses for each meeting held. Effective April 2000, such directors will receive a monthly fee of $1,500, plus $750 and out of pocket expenses for each meeting held. The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation for the period from January 1, 1999 to December 31, 1999 that the Fund paid each Director, and the aggregate compensation paid to each Director for the most recently completed fiscal year by other funds to which Renaissance Group provides investment advisory services (collectively, the "Renaissance Fund Complex") is set forth below:

                                 Pension or                          Total
                                 Retirement                       Compensation
                   Aggregate  Benefits Accrued     Estimated     from Fund and
                 Compensation  as Part of Fund  Annual Benefits   Renaissance
Name of Director   from Fund      Expenses      upon Retirement  Fund Complex
------------------------------------------------------------------------------
Russell Cleveland    $     0        $ 0               $ 0          $      0
 (1)

Peter Collins         14,000          0                 0            18,000

Ernest C. Hill        14,000          0                 0            38,000

Edward O. Boshell,    14,500          0                 0            14,500
 Jr.

C.A. Rundell, Jr.      8,000          0                 0             8,000

Thomas W. Pauken(2)    6,000          0                 0             6,000

________________________

(1) Renaissance Group earned $878,987 in investment advisory fees from the Fund in 1999. See "Information about the Fund's Principal Officers and Investment Advisor."

(2) Term as Director expired May 14, 1999.

Executive Compensation and Options

    Officers of the Fund receive no compensation from the Fund. The Fund has never issued options or warrants to officers or directors of the Fund.

                                 PROPOSAL TWO
                    RATIFICATION OF APPOINTMENT OF AUDITOR

    The Board of Directors has selected Ernst & Young LLP, independent public accountants, to audit the Fund for the fiscal year ending December 31, 2000. Their selection was approved by the vote of a majority of the Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the 1940 Act. Ernst & Young LLP has performed audit services for the Fund since 1999. A representative of Ernst & Young LLP is expected to attend the Annual Meeting. The Ernst & Young LLP representative will respond to appropriate questions from the shareholders and will be given the opportunity to make a statement, should the representative desire to do so.

    The affirmative role of a majority of shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required for the ratification of the selection of the Fund's independent auditors.

    The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as the Fund's auditors for the fiscal year ending December 31, 2000.

       INFORMATION ABOUT THE FUND'S OFFICERS AND THE INVESTMENT ADVISOR

    Set forth below is certain information regarding the officers of Renaissance Group, the Fund's Investment Advisor:

    Russell Cleveland, age 61, is the President, Chief Executive Officer, the sole Director and the majority shareholder of Renaissance Group. He is also President, Chief Executive Officer and a Class Three director of the Fund. He is a Chartered Financial Analyst with over 35 years experience as a specialist
in investments for smaller capitalization companies.   A graduate of the Wharton
School of Business, Russell Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland serves on the Boards of Directors of Renaissance US Growth and Income Trust PLC, Bentley Pharmaceuticals, Inc., Danzer Corporation, Tutogen Medical, Inc. and Technology Research, Inc. He has served as an officer and director of the Fund since 1994.

    Barbe Butschek, age 45, has been associated with Renaissance Group and its predecessor companies since 1977, and a shareholder of Renaissance Capital Group, Inc. As Senior Vice President and Secretary/Treasurer of Renaissance Group she has been responsible for office management, accounting management, and records management of the series of investor limited partnerships. Ms. Butschek supervises investor records and information with respect to Renaissance Group and its funds. She also prepares and maintains investor tax and information reports. Ms. Butschek serves as Secretary for Renaissance Capital Partners, Ltd. and has served as Secretary and Treasurer of the Fund since 1994.

    Robert C. Pearson, age 64, joined Renaissance Group in April 1997 and is Senior Vice President - Investments. He is also Vice President of the Fund.
Mr. Pearson brings over thirty years of experience to Renaissance Group's corporate finance function. From May 1994 to May 1997, Mr. Pearson was an independent financial management consultant. From May 1990 to May 1994, he served as Chief Financial Officer and Executive Vice President of Thomas Group, Inc., a management consulting firm, where he was instrumental in moving a small privately held company from a start-up to a public company with over $40 million in revenues. Prior to 1990, Mr. Pearson was responsible for all administrative activities for the Superconducting Super Collider Laboratory. In addition, from 1960 to 1985, Mr. Pearson served in a variety of positions at Texas Instruments in financial planning and analysis, holding such positions as Vice President-Controller and Vice President-Finance. Mr. Pearson holds a BS in Business from the University of Maryland and was a W.A. Paton Scholar with an MBA from the University of Michigan. He is currently a Director of Dexterity Surgical, Inc., Poore Brothers, Inc., Integrated Security Systems, Inc., Interscience Computer Corp., and ThermoView Industries, Inc., all publicly held companies in which the Fund has invested.

    John A. Schmit, age 32, joined Renaissance Group in 1997, and is Vice President - Investments. Mr. Schmit is responsible for portfolio analysis and monitoring. From September 1992 to September 1994, he practiced law with the law firm of Gibson, Ochsner & Adkins, Tulsa, Oklahoma. He holds a BBA in Finance from Texas Christian University, a JD from the University of Oklahoma College of Law and an LLM in International and Comparative Law from The Georgetown University Law Center.
________________________

    Renaissance Group

    Renaissance Group provides investment advisory services to the Fund pursuant to the Investment Advisory Agreement dated February 15, 1994 between the Fund and Renaissance Group (the "Agreement"). Renaissance Group is also the Investment Manager of Renaissance US Growth and Income Trust, PLC, an investment trust listed on the London Stock Exchange. Renaissance Group is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is subject to the reporting and other requirements of that Act. Renaissance Group and its officers and employees devote such time to the Fund's business as is necessary for the conduct of its operations. Pursuant to the Agreement, Renaissance Group is entitled to receive a Management Fee of 1.75% of the Funds' assets and an Incentive Fee equal to 20% of the Fund's net realized capital gains after allowance for any unrealized capital depreciation. In 1999, the Fund paid Renaissance Group $878,987 for the Management Fee and $2,313,841 for the Incentive Fee. Neither Renaissance Group nor its affiliates are prohibited from engaging in activities outside the Fund's business. Officers and employees of Renaissance Group are compensated solely by Renaissance Group. Russell Cleveland and Barbe Butschek own 80% and 20%, respectively, of the Common Stock of Renaissance Group. The sole director of Renaissance Group is Russell Cleveland.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  Pursuant to the Agreement, Renaissance Group serves as investment adviser to the Fund, subject to the supervision of the Board of Directors. Services provided to the Fund include assisting the Fund in the determination of the net assets, recommending the valuation of assets of the Fund to the Board subject to the Board of Directors set value, upon which the Management Fee and Incentive Fee paid to Renaissance Group are based in part. The valuations of portfolio securities are performed in accordance with generally accepted accounting principles and financial reporting policies of the Securities and Exchange Commission. In addition, from time to time the Board of Directors reviews the valuation policies to determine their appropriateness. The Board of Directors also establishes the appraisal procedures for determining the fair value of investments for which no readily available market exists. Appraisal valuations are, by their nature, subjective. The Board of Directors may also hire independent firms to review the Renaissance Group's valuation methods or to conduct its own valuation of certain investments, and any conclusions by such independent firm is conclusive and binding upon the Fund.

    Renaissance Group also provides services to Portfolio Companies from time to time, pursuant to the Agreement. Generally, the management fees received by Renaissance Group for services to a Portfolio Company are paid to the account of the Fund, however, occasionally Renaissance Group provides unusual services for a Portfolio Company that are unrelated to and not required under the terms of the investment by the Fund in such Portfolio Company. Fees for such services are paid directly to Renaissance Group, subject to the limitations and requirements imposed by the 1940 Act and only with the approval of the Board of Directors, which approval is based, in part, on the determination that the fees for such services are no greater than fees for comparable services charged by unaffiliated third parties.

    Renaissance Group has formed, and may form in the future, other investment funds to make investments in companies similar to those in which the Fund invests. The determination regarding the existence of a conflict of interest between these affiliated investment funds and the Fund, and the resolution of any such conflict, vests in the Board of Directors, subject to the provisions of the 1940 Act.

                            PRINCIPAL SHAREHOLDERS

    As of the record date, to the knowledge of the Fund, no person beneficially owned more than 5% of the outstanding Common Stock of the Fund.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. The Fund believes that during the fiscal year ended December 31, 1999 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were timely filed.

                            SHAREHOLDER PROPOSALS

    Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders may present proper proposals for inclusion in the Fund's proxy statement for consideration at its 2001 Annual Meeting of shareholders by submitting proposals to the Fund in a timely manner. To be included for the 2001 Annual Meeting of shareholders, shareholder proposals must be received by Renaissance Group by December 12, 2000, and must otherwise comply with the requirements of Rule 14a-8.

                                OTHER BUSINESS

    Management knows of no other business to be presented at the Annual Meeting that will be voted on by the shareholders. If other matters properly come before the Annual Meeting or any adjournment(s), then the persons serving as proxies will vote the proxies as in their discretion they may deem appropriate.

    The annual report on form 10-k for the year ended December 31, 1999 has been filed with the securities and exchange commission. If you would like a copy of the report, please check the appropriate box on the proxy card and enclose the card in the self-addressed, postage paid envelope. a copy of the report will be forwarded to you free of charge by first class mail.

                            By Order of the Board of Directors,

                                 /S/

                            Barbe Butschek, Secretary
Dallas, Texas
April 10, 2000

Important: Please return proxy promptly. Shareholders who do not expect to attend the Annual Meeting and wish their shares of Common Stock to be voted should date, sign, and return the accompanying proxy card in the enclosed, postage-paid envelope.

                   Please date, sign and mail your
                 proxy card back as soon as possible.

                    Annual Meeting of Shareholders
          RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.


                             May 19, 2000






           Please Detach and Mail in the Envelope Provided



Please mark your                PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
votes as in the example         PROMPTLY USING THE ENCLOSED ENVELOPE.


               FOR all nominees    WITHHOLD
               (except vote        AUTHORITY
               withheld for the   to vote for
               name below)       all nominees
                                              Class Three Nominees:
1. Election of     [ ]               [ ]      Russell Cleveland
   Directors                                  Ernest C. Hill

[ ] To withhold for any individual nominee, write the nominees name below.

--------------------------------------------------------------------------

                                            FOR        AGAINST       ABSTAIN

2.  Ratify appointment of Ernst & Young LLP [ ]          [ ]           [ ]
    as the auditor for the Fund for the
    fiscal year ending December 31, 2000.

3.  In his discretion, to vote upon such    [ ]          [ ]           [ ]
    other business that may properly be
    presented at the Annual Meeting or any
    adjournment(s).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholders. If none of the choices specified in Proposals 1 and 2 shall be marked, the named proxy is authorized and directed to vote FOR the election of the nominees named above and FOR proposal 2.

I PLAN TO ATTEND THE 8:00 A.M. ANNUAL MEETING ON MAY 19, 2000.  [ ]

I plan to attend the 12:30 P.M. Lunch  [ ]
I do not plan to attend the meeting    [ ]

PLEASE SEND A COPY OF THE RENAISSANCE CAPITAL GROWTH & INCOME FUND III,
INC 1999 FORM 10-K   [ ]

(Signature)
            -------------------------------------------

(Printed Name)
              -----------------------------------------

Dated:
        ------------------------------------------------

Note: If signing in a fiduciary or representative capacity, please give full title as such. If signing as a corporate officer, please give your full title and full name of the corporation, or if ownership is more than one name, each additional owner should sign.

        RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.
       PROXY - Annual Meeting of Shareholders - May 19, 2000

           SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned shareholder of Renaissance Capital Growth & Income Fund III, Inc. hereby constitutes and appoints Russell Cleveland, as proxy for the undersigned, with full power of substitution and revocation, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of Shareholders of Renaissance Capital Growth & Income Fund III, Inc. to be held at the Renaissance Dallas Hotel, Dallas, Texas on May 19, 2000, at 8:00 a.m., and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present:

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR SHARES TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

          (Continued and to be signed on the reverse side.)